Exhibit 4.310

DTE ENERGY COMPANY
AND
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
TRUSTEE
__________________________
SUPPLEMENTAL INDENTURE
DATED AS OF NOVEMBER 1, 2019
__________________________
SUPPLEMENTING THE AMENDED AND RESTATED INDENTURE
DATED AS OF APRIL 9, 2001
PROVIDING FOR
2019 SERIES G 2.25% SENIOR NOTES DUE 2022
AND
2019 SERIES H 2.95% SENIOR NOTES DUE 2030

1

SUPPLEMENTAL INDENTURE, dated as of the 1st day of November, 2019, between DTE ENERGY COMPANY, a corporation organized and existing under the laws of the State of Michigan (the “Company”), and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”);
WHEREAS, the Company has heretofore executed and delivered to the Trustee an Amended and Restated Indenture, dated as of April 9, 2001 (the “Original Indenture”), as amended, supplemented or modified (as so amended, supplemented or modified, the “Indenture”) providing for the issuance by the Company from time to time of its debt securities; and
WHEREAS, the Company now desires to provide for the issuance of two series of its unsecured, senior debt securities pursuant to the Original Indenture; and
WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Original Indenture, including Section 901 thereof, and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this Supplemental Indenture to the Original Indenture as permitted by Section 201 and Section 301 of the Original Indenture in order to establish the forms or terms of, and to provide for the creation and issue of, two series of its debt securities under the Original Indenture, the first of which shall be known as the “2019 Series G 2.25% Senior Notes due 2022” and the second of which shall be known as the “2019 Series H 2.95% Senior Notes due 2030”; and
WHEREAS, all things necessary to make such debt securities, when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Original Indenture set forth against payment therefor, the valid, binding and legal obligations of the Company and to make this Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;
NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the terms of two series of debt securities, and for and in consideration of the premises and of the covenants contained in the Original Indenture and in this Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:
article 1

DEFINITIONS AND OTHER
PROVISIONS OF GENERAL APPLICATION
SECTION 101.    Definitions. Each capitalized term that is used herein and is defined in the Original Indenture shall have the meaning specified in the Original Indenture unless such term is otherwise defined herein. The following terms shall have the meanings set forth below:
“Business Day” means any day other than a Saturday or Sunday or a day on which commercial banks in the state of New York or the state of Michigan are required or authorized by law or executive order to be closed.

“Transaction” means the transaction contemplated by the Transaction Agreement.
“Transaction Agreement” means the Membership Interest Purchase Agreement, dated October 17, 2019, by and between M5 Louisiana Holdings, LLC and DTE Pipeline Company.
SECTION 102.    Section References. Each reference to a particular section set forth in this Supplemental Indenture shall, unless the context otherwise requires, refer to this Supplemental Indenture.
ARTICLE 2

TITLE AND TERMS OF THE 2019 SERIES G 2.25% SENIOR NOTES DUE 2022
SECTION 201.    Title of the Series G Notes; Stated Maturity. This Supplemental Indenture hereby establishes a series of Securities, which shall be known as the Company's “2019 Series G 2.25% Senior Notes due 2022” (the “Series G Notes”). The Stated Maturity on which the principal of the Series G Notes shall be due and payable will be November 1, 2022.
SECTION 202.    Rank. The Series G Notes shall rank equally with all other unsecured and unsubordinated indebtedness of the Company from time to time outstanding.
SECTION 203.    Variations from the Original Indenture. Section 1009 of the Original Indenture shall be applicable to the Series G Notes. Section 403(2) and Section 403(3) shall be applicable to the Series G Notes; the Company's obligations under Section 1009, without limitation, shall be subject to defeasance in accordance with Section 403(3).
SECTION 204.    Amount and Denominations; DTC. (a) The aggregate principal amount of the Series G Notes that may be issued under this Supplemental Indenture is limited initially to $500,000,000 (except as provided in Section 301(2) of the Original Indenture); provided that the Company may, without the consent of the Holders of the Outstanding Series G Notes, “reopen” the Series G Notes so as to increase the aggregate principal amount of the Series G Notes Outstanding in compliance with the procedures set forth in the Original Indenture, including Section 301 and Section 303 thereof, so long as any such additional Series G Notes have the same tenor and terms (including, without limitation, rights to receive accrued and unpaid interest) as the Series G Notes then Outstanding. No additional Series G Notes may be issued if an Event of Default has occurred. The Series G Notes shall be issuable only in fully registered form and, as permitted by Section 301 and Section 302 of the Original Indenture, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Series G Notes will initially be issued in global form (the “Global Series G Notes”) under a book-entry system, registered in the name of The Depository Trust Company, as depository (“DTC”), or its nominee, which is hereby designated as “Depositary” under the Indenture.
(a)    Further to Section 305 of the Original Indenture, any Global Series G Note shall be exchangeable for Series G Notes registered in the name of, and a transfer of a Global Series G Note may be registered to, any Person other than the Depositary for such Series G Note or its nominee only if (i) such Depositary notifies the Company that it is unwilling or unable to continue as

Depositary for such Global Series G Note or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act, and, in either such case, the Company does not appoint a successor Depositary within 90 days thereafter, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Series G Note shall be so exchangeable and the transfer thereof so registrable or (iii) there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default with respect to the Series G Notes. Upon the occurrence in respect of a Global Series G Note of any or more of the conditions specified in clause (i), (ii) or (iii) of the preceding sentence, such Global Series G Note may be exchanged for Series G Notes registered in the name of, and the transfer of such Global Series G Note may be registered to, such Persons (including Persons other than the Depositary and its nominees) as such Depositary, in the case of an exchange, and the Company, in the case of a transfer, shall direct.
SECTION 205.    Terms of the Series G Notes.
(a)    The Series G Notes shall bear interest at the rate of 2.25% per annum on the principal amount thereof from November 5, 2019, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until the principal of the Series G Notes becomes due and payable, and on any overdue principal and premium and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum during such overdue period. Interest on the Series G Notes will be payable semiannually in arrears on May 1 and November 1 of each year (each such date, an “Interest Payment Date”), commencing May 1, 2020. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year.
(b)    In the event that any Interest Payment Date, redemption date or other date of Maturity of the Series G Notes is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date with respect to any Series G Note will, as provided in the Original Indenture, be paid to the person in whose name the Series G Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the relevant record date for such interest installment, which shall be the fifteenth calendar day (whether or not a Business Day) prior to the relevant Interest Payment Date (the “Regular Record Date”). Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such Regular Record Date, and may either be paid to the person in whose name the Series G Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of the Series G Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series G Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Original Indenture. The principal of, and premium, if any, and the interest on the Series G Notes shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, City of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at the close of business on the Regular Record Date at such address as shall appear in the Security Register.
(c)    The Series G Notes are not subject to repayment at the option of the Holders thereof and are not subject to any sinking fund. As provided in the form of Series G Note attached hereto as Exhibit A, the Series G Notes are subject to optional redemption, as a whole or in part, and special optional redemption and special mandatory redemption, as a whole, by the Company prior to Stated Maturity of the principal thereof on the terms set forth therein. Except as modified in the form of the Series G Note, redemption shall be effected in accordance with Article Eleven of the Original Indenture.
(a)    The Series G Notes shall have such other terms and provisions as are set forth in the form of Series G Note attached hereto as Exhibit A (which is incorporated by reference in and made a part of this Supplemental Indenture as if set forth in full at this place).
SECTION 206.    Form of Series G Notes. Attached hereto as Exhibit A is the form of the Series G Notes.
ARTICLE 3

TITLE AND TERMS OF THE 2019 SERIES H 2.95% SENIOR NOTES DUE 2030
SECTION 301.    Title of the Series H Notes; Stated Maturity. This Supplemental Indenture hereby establishes a series of Securities, which shall be known as the Company's “2019 Series H 2.95% Senior Notes due 2030” (the “Series H Notes” and together with the Series G Notes, the “Notes”). The Stated Maturity on which the principal of the Series H Notes shall be due and payable will be March 1, 2030.
SECTION 302.    Rank. The Series H Notes shall rank equally with all other unsecured and unsubordinated indebtedness of the Company from time to time outstanding.
SECTION 303.    Variations from the Original Indenture. Section 1009 of the Original Indenture shall be applicable to the Series H Notes. Section 403(2) and Section 403(3) shall be applicable to the Series H Notes; the Company's obligations under Section 1009, without limitation, shall be subject to defeasance in accordance with Section 403(3).
SECTION 304.    Amount and Denominations; DTC. (a) The aggregate principal amount of the Series H Notes that may be issued under this Supplemental Indenture is limited initially to $300,000,000 (except as provided in Section 301(2) of the Original Indenture); provided that the Company may, without the consent of the Holders of the Outstanding Series H Notes, “reopen” the Series H Notes so as to increase the aggregate principal amount of the Series H Notes Outstanding in compliance with the procedures set forth in the Original Indenture, including Section 301 and Section 303 thereof, so long as any such additional Series H Notes have the same tenor and terms (including, without limitation, rights to receive accrued and unpaid interest) as the Series

H Notes then Outstanding. No additional Series H Notes may be issued if an Event of Default has occurred. The Series H Notes shall be issuable only in fully registered form and, as permitted by Section 301 and Section 302 of the Original Indenture, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Series H Notes will initially be issued in global form (the “Global Series H Notes”) under a book-entry system, registered in the name of DTC, as depository, or its nominee, which is hereby designated as “Depositary” under the Indenture.
(a)    Further to Section 305 of the Original Indenture, any Global Series H Note shall be exchangeable for Series H Notes registered in the name of, and a transfer of a Global Series H Note may be registered to, any Person other than the Depositary for such Series H Note or its nominee only if (i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Series H Note or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act, and, in either such case, the Company does not appoint a successor Depositary within 90 days thereafter, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Series H Note shall be so exchangeable and the transfer thereof so registrable or (iii) there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default with respect to the Series H Notes. Upon the occurrence in respect of a Global Series H Note of any or more of the conditions specified in clause (i), (ii) or (iii) of the preceding sentence, such Global Series H Note may be exchanged for Series H Notes registered in the name of, and the transfer of such Global Series H Note may be registered to, such Persons (including Persons other than the Depositary and its nominees) as such Depositary, in the case of an exchange, and the Company, in the case of a transfer, shall direct.
SECTION 305.    Terms of the Series H Notes.
(a)    The Series H Notes shall bear interest at the rate of 2.95% per annum on the principal amount thereof from November 5, 2019, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until the principal of the Series H Notes becomes due and payable, and on any overdue principal and premium and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum during such overdue period. Interest on the Series H Notes will be payable semiannually in arrears on March 1 and September 1 of each year (each such date, an “Interest Payment Date”), commencing March 1, 2020. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year.
(b)    In the event that any Interest Payment Date, redemption date or other date of Maturity of the Series H Notes is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date with respect to any Series H Note will, as provided in the Original Indenture, be paid to the person in whose name the Series H Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the relevant record date for such interest installment, which shall be the fifteenth calendar day (whether or not a Business Day) prior to the relevant Interest Payment Date (the “Regular Record Date”). Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such Regular Record Date, and may either be paid to the person in whose name the Series H Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of the Series H Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series H Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Original Indenture. The principal of, and premium, if any, and the interest on the Series H Notes shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, City of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at the close of business on the Regular Record Date at such address as shall appear in the Security Register.
(c)    The Series H Notes are not subject to repayment at the option of the Holders thereof and are not subject to any sinking fund. As provided in the form of Series H Note attached hereto as Exhibit B, the Series H Notes are subject to optional redemption, as a whole or in part, and special optional redemption and special mandatory redemption, as a whole, by the Company prior to Stated Maturity of the principal thereof on the terms set forth therein. Except as modified in the form of the Series H Note, redemption shall be effected in accordance with Article Eleven of the Original Indenture.
(d)    The Series H Notes shall have such other terms and provisions as are set forth in the form of Series H Note attached hereto as Exhibit B (which is incorporated by reference in and made a part of this Supplemental Indenture as if set forth in full at this place).
SECTION 306.    Form of Series H Notes. Attached hereto as Exhibit B is the form of the Series H Notes.
ARTICLE 4

MISCELLANEOUS PROVISIONS
The Trustee makes no undertaking or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Supplemental Indenture or the proper authorization or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.
Except as expressly amended hereby, the Original Indenture shall continue in full force and effect in accordance with the provisions thereof and the Original Indenture is in all respects hereby ratified and confirmed. This Supplemental Indenture and all its provisions shall be deemed a part of the Original Indenture in the manner and to the extent herein and therein provided.

This Supplemental Indenture and the Series G and Series H Notes shall be governed by, and construed in accordance with, the laws of the State of New York.
This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.
DTE ENERGY COMPANY

By: /s/Jeffrey A. Jewell
Name:    Jeffrey A. Jewell
Title:     Vice President, Treasurer
and Chief Risk Officer
ATTEST:

By: /s/Lisa A. Muschong
Name:    Lisa A. Muschong
Title:     Vice President, Corporate Secretary
and Chief of Staff

[Signature Page to Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By: /s/Lawrence M. Kusch
Name:    Lawrence M. Kusch
Title:     Vice President

[Signature Page to Supplemental Indenture]

EXHIBIT A
FORM OF SERIES G NOTE
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (“DTC”), TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
CUSIP NO. 233331 BE6                              $__________
NO. : ______
DTE ENERGY COMPANY
2019 SERIES G 2.25% SENIOR NOTES DUE 2022
DTE ENERGY COMPANY, a corporation duly organized and existing under the laws of the State of Michigan (herein referred to as the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $__________ on November 1, 2022 (“Stated Maturity” with respect to the principal of this Note), unless previously redeemed, and to pay interest at the rate of 2.25% per annum on said principal sum from November 5, 2019, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until the principal of this Note becomes due and payable, and on any overdue principal and premium and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum during such overdue period. Interest on this Note will be payable semiannually in arrears on May 1 and November 1 of each year (each such date, an “Interest Payment Date”), commencing May 1, 2020. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year.
In the event that any Interest Payment Date, redemption date or other date of Maturity of the Notes is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date. A

“Business Day” means any day other than a Saturday or Sunday or a day on which commercial banks in the state of New York or the state of Michigan are required or authorized by law or executive order to be closed. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date with respect to this Note will, as provided in the Indenture, be paid to the person in whose name this Note is registered at the close of business on the relevant record date for such interest installment, which shall be the fifteenth calendar day (whether or not a Business Day) prior to the relevant Interest Payment Date (the “Regular Record Date”). Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such Regular Record Date, and may either be paid to the person in whose name this Note is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of the Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of, and premium, if any, and the interest on the Notes shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, City of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at the close of business on the Regular Record Date at such address as shall appear in the Security Register. Notwithstanding anything else contained herein, if this Note is a Global Note and is held in book-entry form through the facilities of the Depositary, payments on this Note will be made to the Depositary or its nominee in accordance with arrangements then in effect between the Trustee and the Depositary.
This Note is one of a duly authorized series of Securities of the Company, designated as the “2019 Series G 2.25% Senior Notes due 2022” (the “Notes”), initially limited to an aggregate principal amount of $500,000,000 (except for Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Notes, and except as further provided in the Indenture), all issued or to be issued under and pursuant to an Amended and Restated Indenture, dated as of April 9, 2001, as supplemented through and including the Supplemental Indenture dated as of November 1, 2019 (together, as amended, supplemented or modified, the “Indenture”), duly executed and delivered between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (herein referred to as the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the registered Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.
This Note is not subject to repayment at the option of the Holder hereof. This Note is not subject to any sinking fund.
This Note will be redeemable at the option of the Company, in whole at any time or in part from time to time (any such date of optional redemption, an “Optional Redemption Date,” which shall be a “Redemption Date” for purposes of the Indenture) at the redemption prices set forth below.

Unless stated otherwise in this Note, the optional redemption price (which shall be a “Redemption Price” for purposes of the Indenture) will be equal to the greater of (i) 100% of the principal amount of this Note to be redeemed and (ii) the sum of the present values of the principal amount of this Note to be redeemed and the remaining scheduled payments of interest on the principal amount of this Note to be redeemed (exclusive of interest accrued to the related Optional Redemption Date) until Stated Maturity, in each case discounted from their respective scheduled payment dates to such Optional Redemption Date on a semiannual basis (assuming a 360-day year consisting of 30-day months) at the Adjusted Treasury Rate (as defined below) plus 10 basis points, as determined by the Quotation Agent (as defined below), plus in either case, accrued interest thereon to the date of redemption.
Upon the first to occur of either (i) July 1, 2020, if the Transaction (as defined in the Supplemental Indenture) is not consummated on or prior to such date, or (ii) the date on which the Transaction Agreement (as defined in the Supplemental Indenture) is terminated (each, a “Special Mandatory Redemption Trigger”), the Company shall redeem this Note, in whole, at a Redemption Price equal to 101% of the aggregate principal amount of this Note, plus accrued and unpaid interest thereon to but not including the date of such redemption.
Within five Business Days after the occurrence of the Special Mandatory Redemption Trigger, the Company shall provide notice of the Special Mandatory Redemption to each Holder of the Notes and to the Trustee, stating, among other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger has occurred and that all of the Notes of this series shall be redeemed on the Redemption Date set forth in such notice (which shall be no earlier than three Business Days and no later than 30 days from the date such notice is given). This notice provision shall apply in lieu of the notice provision in Section 1102 of the Indenture. Upon the occurrence of the closing of the Transaction, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.
At any time prior to July 1, 2020, the Notes of this series shall be redeemable, in whole, at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest thereon to but not including the date of redemption, if, in the Company’s judgment, the Transaction will not be consummated on or prior to July 1, 2020 (“Special Optional Redemption”). If the Company exercises the Special Optional Redemption right provided herein, the Company shall provide notice to each Holder of the Notes and to the Trustee, stating, among other matters prescribed in the Indenture, that it is exercising this Special Optional Redemption right and that all of the Notes will be redeemed on the Redemption Date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given). This notice provision shall apply in lieu of the notice provision in Section 1102 of the Indenture. Upon the occurrence of the closing of the Transaction, the foregoing provisions regarding the Special Optional Redemption will cease to apply.
The election of the Company to redeem this Note shall be evidenced by a Board Resolution. The Company shall furnish the Trustee with an Officer’s Certificate evidencing compliance with the conditions specified above.

Notwithstanding the foregoing, installments of interest on this Note that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Record Date.
“Adjusted Treasury Rate” means, with respect to any Optional Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such Optional Redemption Date, using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Optional Redemption Date.
“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of this Note that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the remaining term of this Note.
“Comparable Treasury Price” means, with respect to any Optional Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Optional Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.
“Quotation Agent” means one of the Reference Treasury Dealers appointed by the Company.
“Reference Treasury Dealer” means: (i) each of Barclays Capital Inc., Citigroup Global Markets Inc. and Scotia Capital (USA) Inc. (or one of their respective affiliates that is a primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”)), or their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Optional Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Optional Redemption Date.
Notice of any optional redemption will be mailed at least 30 days but not more than 60 days before the Optional Redemption Date to the Holder hereof at its registered address.
If money sufficient to pay the applicable Redemption Price with respect to the principal amount of and accrued interest on the principal amount of this Note to be redeemed on the applicable Redemption Date is deposited with the Trustee or Paying Agent on or before the related Redemption Date and certain other conditions are satisfied, then on or after such Redemption Date, interest will cease to accrue on the principal amount of this Note called for redemption. If the Notes are only partially redeemed by the Company, the Trustee shall select which Notes are to be redeemed by lot or in a manner it deems fair and appropriate in accordance with the terms of the Indenture.
In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued in the name of the registered Holder hereof upon the cancellation hereof.
In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.
The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note upon compliance by the Company with certain conditions set forth therein.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority of the aggregate principal amount of all Notes issued under the Indenture at the time outstanding and affected thereby; provided, however, that no such amendment shall without the consent of the Holder of each Note so affected, among other things (i) change the stated maturity of the principal of, or any installment of principal of or interest on any Notes, or reduce the principal amount thereof, or reduce the rate of interest thereon, or reduce any premium payable upon the redemption thereof or (ii) reduce the percentage of Notes, the Holders of which are required to consent to any amendment or waiver or for certain other matters as set forth in the Indenture. The Indenture also contains provisions permitting (i) the registered Holders of 66 2/3% in aggregate principal amount of the Securities at the time outstanding affected thereby, on behalf of the registered Holders of the Securities, to waive compliance by the Company with certain provisions of the Indenture and (ii) the registered Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding affected thereby, on behalf of the registered Holders of the Securities, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such registered Holder and upon all future registered Holders and owners of this Note and of any Note issued in exchange hereof or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the coin or currency herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on this Note are payable or at such other offices or agencies as the Company may designate, duly endorsed by or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.
Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.
This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. The Notes are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of the Notes of a different authorized denomination, as requested by the registered Holder surrendering the same.
As set forth in, and subject to the provisions of, the Indenture, no registered owner of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless (i) such registered owner shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Notes, (ii) the registered owners of not less than 25% in principal amount of the outstanding Notes shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, (iii) the Trustee shall have failed to institute such proceeding within 60 days and (iv) the Trustee shall not have received from the registered owners of a majority in principal amount of the outstanding Notes a direction inconsistent with such request within such 60-day period; provided, however, that such limitations do not apply to a suit instituted by the registered owner hereof for the enforcement of payment of the principal of or premium, if any, or any interest on this Note on or after the respective due dates expressed herein.
Unless the Certificate of Authentication hereon has been executed by the Trustee or a duly appointed Authentication Agent referred to herein, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York.
All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed.
DTE ENERGY COMPANY

By: _________________________________
Name:
Title:

Date: November 5, 2019
Attest:

By: _________________________________
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Notes described in the within mentioned Indenture.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee
By __________________________
Authorized Signatory
Date: November 5, 2019

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Other Identifying Number of Assignee)

(Please print or type name and address, including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorneys to transfer the within Note on the books of the Issuer, with full power of substitution in the premises.
Dated:________________________
NOTICE: The signature of this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchange, Inc. Medallion Signature Program (“MSP”). When assignment is made by a guardian, trustee, executor or administrator, an officer of a corporation, or anyone in a representative capacity, proof of his or her authority to act must accompany this Note.

EXHIBIT B
FORM OF SERIES H NOTE
THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (“DTC”), TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
CUSIP NO. 233331 BF3                             $__________
NO. : ______
DTE ENERGY COMPANY
2019 SERIES H 2.95% SENIOR NOTES DUE 2030
DTE ENERGY COMPANY, a corporation duly organized and existing under the laws of the State of Michigan (herein referred to as the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $__________ on March 1, 2030 (“Stated Maturity” with respect to the principal of this Note), unless previously redeemed, and to pay interest at the rate of 2.95% per annum on said principal sum from November 5, 2019, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, until the principal of this Note becomes due and payable, and on any overdue principal and premium and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum during such overdue period. Interest on this Note will be payable semiannually in arrears on March 1 and September 1 of each year (each such date, an “Interest Payment Date”), commencing March 1, 2020. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year.
In the event that any Interest Payment Date, redemption date or other date of Maturity of the Notes is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), in each case with the same force and effect as if made on such date. A “Business Day” means any day other than a Saturday or Sunday or a day on which commercial banks in the state of New York or the state of Michigan are required or authorized by law or executive order to be closed. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date with respect to this Note will, as provided in the Indenture, be paid to the person in whose name this Note is registered at the close of business on the relevant record date for such interest installment, which shall be the fifteenth calendar day (whether or not a Business Day) prior to the relevant Interest Payment Date (the “Regular Record Date”). Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such Regular Record Date, and may either be paid to the person in whose name this Note is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of the Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of, and premium, if any, and the interest on the Notes shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, City of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at the close of business on the Regular Record Date at such address as shall appear in the Security Register. Notwithstanding anything else contained herein, if this Note is a Global Note and is held in book-entry form through the facilities of the Depositary, payments on this Note will be made to the Depositary or its nominee in accordance with arrangements then in effect between the Trustee and the Depositary.
This Note is one of a duly authorized series of Securities of the Company, designated as the “2019 Series H 2.95% Senior Notes due 2030” (the “Notes”), initially limited to an aggregate principal amount of $300,000,000 (except for Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Notes, and except as further provided in the Indenture), all issued or to be issued under and pursuant to an Amended and Restated Indenture, dated as of April 9, 2001, as supplemented through and including the Supplemental Indenture (the “Supplemental Indenture”) dated as of November 1, 2019 (together, as amended, supplemented or modified, the “Indenture”), duly executed and delivered between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (herein referred to as the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the registered Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.
This Note is not subject to repayment at the option of the Holder hereof. This Note is not subject to any sinking fund.
This Note will be redeemable at the option of the Company, in whole at any time or in part from time to time (any such date of optional redemption, an “Optional Redemption Date,” which shall be a “Redemption Date” for purposes of the Indenture) at the redemption prices set forth below. Unless stated otherwise in this Note, at any time prior to the Par Call Date (as defined below) the optional redemption price (which shall be a “Redemption Price” for purposes of the Indenture) will be equal to the greater of (i) 100% of the principal amount of this Note to be redeemed and (ii) the sum of the present values of the principal amount of this Note to be redeemed and the remaining scheduled payments of interest on the principal amount of this Note to be redeemed that would be due if this Note matured on the Par Call Date (exclusive of interest accrued to the related Optional Redemption Date), in each case discounted from their respective scheduled payment dates to such Optional Redemption Date on a semiannual basis (assuming a 360-day year consisting of 30-day months) at the Adjusted Treasury Rate (as defined below) plus 20 basis points, as determined by the Quotation Agent (as defined below), plus in either case, accrued interest thereon to the date of redemption. At any time on or after the Par Call Date, the optional redemption price will be equal to 100% of the principal amount of this bond to be redeemed plus accrued and unpaid interest thereon to the redemption date.
Upon the first to occur of either (i) July 1, 2020, if the Transaction (as defined in the Supplemental Indenture) is not consummated on or prior to such date, or (ii) the date on which the Transaction Agreement (as defined in the Supplemental Indenture) is terminated (each, a “Special Mandatory Redemption Trigger”), the Company shall redeem this Note, in whole, at a Redemption Price equal to 101% of the aggregate principal amount of this Note, plus accrued and unpaid interest thereon to but not including the date of such redemption.
Within five Business Days after the occurrence of the Special Mandatory Redemption Trigger, the Company shall provide notice of the Special Mandatory Redemption to each Holder of the Notes and to the Trustee, stating, among other matters prescribed in the Indenture, that a Special Mandatory Redemption Trigger has occurred and that all of the Notes of this series shall be redeemed on the Redemption Date set forth in such notice (which shall be no earlier than three Business Days and no later than 30 days from the date such notice is given). This notice provision shall apply in lieu of the notice provision in Section 1102 of the Indenture. Upon the occurrence of the closing of the Transaction, the foregoing provisions regarding the Special Mandatory Redemption will cease to apply.
At any time prior to July 1, 2020, the Notes of this series shall be redeemable, in whole, at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest thereon to but not including the date of redemption, if, in the Company’s judgment, the Transaction will not be consummated on or prior to July 1, 2020 (“Special Optional Redemption”). If the Company exercises the Special Optional Redemption right provided herein, the Company shall provide notice to each Holder of the Notes and to the Trustee, stating, among other matters prescribed in the Indenture, that it is exercising this Special Optional Redemption right and that all of the Notes will be redeemed on the Redemption Date set forth in such notice (which will be no earlier than three Business Days and no later than 30 days from the date such notice is given). This notice provision shall apply in lieu of the notice provision in Section 1102 of the Indenture. Upon the occurrence of the closing of the Transaction, the foregoing provisions regarding the Special Optional Redemption will cease to apply.
The election of the Company to redeem this Note shall be evidenced by a Board Resolution. The Company shall furnish the Trustee with an Officer’s Certificate evidencing compliance with the conditions specified above.
Notwithstanding the foregoing, installments of interest on this Note that are due and payable on Interest Payment Dates falling on or prior to a Redemption Date will be payable on the Interest Payment Date to the registered Holders as of the close of business on the relevant Record Date.
“Adjusted Treasury Rate” means, with respect to any Optional Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such Optional Redemption Date, using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Optional Redemption Date.
“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of this Note that would be utilized (assuming for this purpose that the stated maturity of this Note is the Par Call Date) at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the remaining term of this Note.
“Comparable Treasury Price” means, with respect to any Optional Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Optional Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.
“Par Call Date” means December 1, 2029.
“Quotation Agent” means one of the Reference Treasury Dealers appointed by the Company.
“Reference Treasury Dealer” means: (i) each of Barclays Capital Inc., Citigroup Global Markets Inc. and Scotia Capital (USA) Inc. (or one of their respective affiliates that is a primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”)), or their respective successors; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer(s) selected by the Company.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Optional Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Optional Redemption Date.
Notice of any optional redemption will be mailed at least 30 days but not more than 60 days before the Optional Redemption Date to the Holder hereof at its registered address.
If money sufficient to pay the applicable Redemption Price with respect to the principal amount of and accrued interest on the principal amount of this Note to be redeemed on the applicable Redemption Date is deposited with the Trustee or Paying Agent on or before the related Redemption Date and certain other conditions are satisfied, then on or after such Redemption Date, interest will cease to accrue on the principal amount of this Note called for redemption. If the Notes are only partially redeemed by the Company, the Trustee shall select which Notes are to be redeemed by lot or in a manner it deems fair and appropriate in accordance with the terms of the Indenture.
In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof will be issued in the name of the registered Holder hereof upon the cancellation hereof.
In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.
The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note upon compliance by the Company with certain conditions set forth therein.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority of the aggregate principal amount of all Notes issued under the Indenture at the time outstanding and affected thereby; provided, however, that no such amendment shall without the consent of the Holder of each Note so affected, among other things (i) change the stated maturity of the principal of, or any installment of principal of or interest on any Notes, or reduce the principal amount thereof, or reduce the rate of interest thereon, or reduce any premium payable upon the redemption thereof or (ii) reduce the percentage of Notes, the Holders of which are required to consent to any amendment or waiver or for certain other matters as set forth in the Indenture. The Indenture also contains provisions permitting (i) the registered Holders of 66 2/3% in aggregate principal amount of the Securities at the time outstanding affected thereby, on behalf of the registered Holders of the Securities, to waive compliance by the Company with certain provisions of the Indenture and (ii) the registered Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding affected thereby, on behalf of the registered Holders of the Securities, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such registered Holder and upon all future registered Holders and owners of this Note and of any Note issued in exchange hereof or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the coin or currency herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any interest on this Note are payable or at such other offices or agencies as the Company may designate, duly endorsed by or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed by the registered Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.
Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and any Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.
This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. The Notes are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of the Notes of a different authorized denomination, as requested by the registered Holder surrendering the same.
As set forth in, and subject to the provisions of, the Indenture, no registered owner of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless (i) such registered owner shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Notes, (ii) the registered owners of not less than 25% in principal amount of the outstanding Notes shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, (iii) the Trustee shall have failed to institute such proceeding within 60 days and (iv) the Trustee shall not have received from the registered owners of a majority in principal amount of the outstanding Notes a direction inconsistent with such request within such 60-day period; provided, however, that such limitations do not apply to a suit instituted by the registered owner hereof for the enforcement of payment of the principal of or premium, if any, or any interest on this Note on or after the respective due dates expressed herein.
Unless the Certificate of Authentication hereon has been executed by the Trustee or a duly appointed Authentication Agent referred to herein, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York.
All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed.
DTE ENERGY COMPANY

By: _________________________________
Name:
Title:

Date: November 5, 2019
Attest:

By: _________________________________
Name:
Title:
CERTIFICATE OF AUTHENTICATION
This is one of the Notes described in the within mentioned Indenture.
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee
By __________________________
Authorized Signatory
Date: November 5, 2019
FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please insert Social Security or Other Identifying Number of Assignee)

(Please print or type name and address, including zip code of assignee)

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorneys to transfer the within Note on the books of the Issuer, with full power of substitution in the premises.
Dated:________________________
NOTICE: The signature of this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchange, Inc. Medallion Signature Program (“MSP”). When assignment is made by a guardian, trustee, executor or administrator, an officer of a corporation, or anyone in a representative capacity, proof of his or her authority to act must accompany this Note.